UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Eric W. Falkeis
Professionally Managed Portfolios
777 East Wisconsin Avenue
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-5301
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  December 31, 2011

Item 1. Report to Stockholders.

SEMI-ANNUAL REPORT

For the Six Months Ended

December 31, 2011

Portfolio 21

Message from	Dear Friends,
Portfolio 21’s
founders
Portfolio 21 Investments, advisor to Portfolio 21 mutual fund, is pleased to offer two new publications, both of which are available on our website:  Peak:  Investing at the Edge of Ecological Limits and A New Foundation for Portfolio Management.

Peak discusses the financial implications of unlimited growth that is exceeding ecological limits and charts our approach to navigating this complex landscape of risks and opportunities.  Peak is also available in print.  Please let us know if you would like a copy mailed to you.

A New Foundation for Portfolio Management is a collaboration with the wonderful folks at RSF Social Finance.  The paper questions assumptions about Modern Portfolio Theory that no longer hold true given world population, rising per capita consumption, and pressures on natural and social systems.  It also introduces new investment decision-making principles related to risk, growth, and utility.

In both publications we advocate holistic thinking and encourage healthy skepticism of preconceived notions.  Using the framework of ecological limits, we challenge many of the assumptions that have driven investors as well as policymakers, academics, and business operators over the past century.  Our premise is that financial markets misprice or fail to consider the systemic risks and opportunities posed by ecological limits and that our analysis can help us identify attractive investment opportunities.

We  appreciate the “mosaic” nature of the financial markets.  At any given time, there are multiple macro-factors that are affecting market sentiment and securities pricing—demographics, competition, legislation and politics, geopolitical conditions, and technology.  And there are usually certain events and conditions that capture the attention and focus of a large share of market pundits and participants.  In 2011, the issues surrounding financial leverage and debt, particularly in Europe, dominated the financial news and rocked the markets.  In the United States, income and wealth gaps continued to widen, and unemployment improved only slightly.  These were the “squeaky wheels”—and, in many ways, rightfully so as they have immediate direct impact on the lives of millions of people.

It is our responsibility as long-term investment managers to pay attention to the whole mosaic even when the markets may tend to discount or ignore those factors that don’t register as immediate crises or shocks.  We cannot control the way markets interpret events on a short-term basis, nor can we remove ourselves from the reality of the moment—no matter how frustrating this may be.  But, even as we acknowledge the issues of the day, we owe it to you, our shareholders, to remain true to the tenets that form our investment philosophy and that have served us well since Portfolio 21 began in 1999.

As always, we welcome your comments and questions. You can reach us at welcome@portfolio21.com.

Sincerely,

Leslie Christian	Carsten Henningsen
Co-founder	Co-founder

Management’s Discussion of Fund Performance
for the period ending 12/31/11

Portfolio 21 performance against the MSCI World Equity Index is presented below.  Fund returns have trailed the index over the past six months and 2011, but remain above benchmark over the longer term.

			Average Annual			Gross
	6	1	3	5	10	Expense
	Month	Year	Years	Years	Years	Ratio
Retail
Inception: 9/30/99	-11.86%	-8.04%	9.65%	-1.26%	4.37%	1.48%
Institutional
Inception: 3/30/07	-11.73%	-7.79%	9.97%	N/A	N/A	1.18%
MSCI World
Equity Index	-10.07%	-5.02%	11.75%	-1.82%	4.15%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-351-4115.  The Fund imposes a 2% redemption fee on shares held for less than 60 days.  Performance data quoted does not reflect the redemption fee.  If reflected, total return would be reduced.

Global stocks wrapped up 2011 by posting their first annual loss in three years.  Markets were characterized by periods of intense volatility and surging bond yields in the euro zone periphery.  Risk on, risk off.  No four words could better describe the frustrating year that was 2011.  Markets followed a rather manic path, with stocks trading on the news of the day.  The year began with high hopes of an improving U.S. economy, which drove stocks to a peak at the end of April.  But worries about Europe’s debt woes increased as investors fretted about contagion.  The U.S. stock market ended a tumultuous year right where it started.  The S&P 500 Index lost nearly 4% over the past six months.  In Europe, equity market performance in the second half of the year was much poorer, with many of the biggest markets dropping double-digit percentages on funding concerns.  Some Asian and other emerging markets fared even worse over the period.  Portfolio 21 performance was inhibited by a larger-than-benchmark allocation to foreign stocks.

As Europe’s debt crisis spread, the global financial system has shown signs of another credit crunch like the one that followed the 2008 collapse of U.S. investment bank Lehman Brothers.  Banks have been afraid to lend.  Greece, Ireland, and Portugal have all been forced to take bailouts, and Italy, Spain, and Belgium have seen their borrowing costs rise sharply.  Banks already had to agree to forgive 50% of the value of their Greek debt holdings, and many fear that other struggling European countries might also demand a “haircut” on bonds.  The Federal Reserve cut the cost of emergency dollar funding for

European banks as part of a globally coordinated central bank response to the continent’s sovereign debt crisis.  These moves were designed to increase the flow of dollar liquidity to European banks.  Still, the coordinated action does not address the larger issue of Europe’s debt crisis and signals fear among central bankers about global financial stresses.

Despite heroic efforts by many of the world’s central banks, all major economies are headed for an economic slowdown.  The last few decades of growth, from Asia to the U.S. to Europe, has been fueled by large amounts of consumer, bank, and government debt.  The world’s debt problem has not been getting better, it’s getting worse.  Until the debt dissipates the world may chug along at a very slow pace.  The most likely course for the world economy in the near term is toward continued deleveraging.  Furthermore, slowing population growth, an aging citizenry, and colossal entitlement commitments are diverting resources that would otherwise fuel growth in developed markets.

The most dull and conservative assets outperformed during the second half of 2011.  Investors would have been better off parking their money in U.S. government bonds than investing in stocks, as the Treasury market was propped up by central banks around the globe that have made trillions of dollars in purchases since the financial crisis began.  The consumer staples sector was the only economic sector to eke out gains over the period.  Portfolio 21 is underweight this sector and fund stock returns were lackluster here.  Technology and healthcare stocks fell less than their global sector peers.  Portfolio 21 is overweight both of these sectors.  U.S.-centric fund technology stocks outperformed, while Europe-centric fund healthcare stocks lagged.  Materials and financials were among the worst performing economic sectors over the past six months.  Portfolio 21 is underweight financials and overweight materials, though fund stocks in each performed better than peers.

Moves by the Federal Reserve to flood the world with cash did little to dent the U.S. currency’s value in 2011, bolstering the appeal of U.S. assets at a time when the government needs the support of foreign investors the most.  Regardless of the problems America has been facing, investors continue to feel that the U.S. has been better positioned to weather an impending economic storm than most other economies.  The dollar strengthened during the fourth quarter, driven by European banks scrambling to fund liquidity needs.  The U.S. dollar has been artificially high as demand for liquidity has intensified amid sovereign debt concerns.  Portfolio 21’s exposure to foreign currencies depressed fund performance over the past six months.

Despite recent moves to the contrary, the U.S. dollar may be in a secular decline.  The deleveraging of consumer debt will likely result in slowing consumer spending, a narrowing trade deficit, and lower international demand for U.S. dollar reserves.  Along with lower U.S. dollar reserves comes lower demand for U.S. denominated assets, particularly U.S. government debt.  This could snowball into a sovereign debt crisis in the U.S. as foreign investors require higher yields to finance the U.S. economy.

The euro was resilient for much of the second half of 2011, but ended 2011 near 15-month lows against the dollar and at a ten-year low against the Japanese yen.  Hopes of a comprehensive response to Europe’s debt and banking crises helped sustain the euro, but it slumped late in the year as European countries showed the strain of efforts to force through austerity policies and impose tough new spending rules.  Europe needs to get to euro version 2.0, and the sooner the better.  The shared currency, which was supposed to bind nations together, has instead created an atmosphere of bitter acrimony.  In the second half of 2011 European Union leaders failed to end concern that Italy and Spain could succumb to a sovereign debt crisis, foreign exchange strategists reduced their forecasts for the euro, and investors fled assets denominated in the euro zone currency.

It took a few months of an expanding European financial crisis to do the job, but sell-side analysts have finally begun to reduce to their expected revenue growth for large U.S.-based multinationals.  Since Wall Street analysts’ estimates are often informed by official corporate guidance, it would appear that large companies are increasingly worried that the current problems in Europe could significantly spoil growth into 2012.  2011’s rebound in corporate earnings has been losing steam as slower economic growth and greater strain on consumers threaten sales and profit margins.  Corporations have been sitting on record amounts of cash but insist that growth opportunities have been hard to find.

Portfolio 21’s strategy for 2012 is to proceed with caution.  The same trends that have defined the global economy for much of the last two years remain in place.  Specifically, countries and consumers still have too much debt, and their efforts to reduce it will constrain spending and gross domestic product growth in developed economies, and developing economies to a lesser extent.  Deleveraging of a global massive debt load still has a long way to go.  Debts need to be repaid and savings need to be restored.  There will be some defaults and write-downs along the way.  Stocks seem inexpensive based on trailing fundamentals because global economic growth is faltering.  Stocks may begin to appear expensive in 2012 as earnings growth slows or grinds to halt, before the stage is set for a market recovery.  However, fundamental measures of corporate wellbeing, such as earnings power, take a distant back seat to European political drama.  However, U.S. earnings multiples could get a boost from improvement in the domestic labor market or coherent decision-making in Washington on the Federal Deficit.  We will stay focused on innovative companies with strong balance sheets and strategies in place to address environmental constraints.

It felt like cause for minor celebration recently when the U.S. GDP surpassed the level it was at the before the recession.  The headline figure was belated good news, but it also obscures how deeply damaged the economy really is.  Since 2008, the U.S. population has grown by about 6.5 million people and GDP per capita is still below the pre-recession peak.  The most tangible sign of our hollow economic growth is the shortage of jobs.

The Occupy movement was scattered, but it clearly echoed a deep dissatisfaction with financial capitalism in its current state.  The public remains angry and frustrated at the cost of rescuing the banking system, which was largely borne by taxpayers rather than shareholders or bondholders.  Bankers have not done their cause any good by continuing to award themselves generous pay packages.  U.S. voters are overwhelmingly convinced that the economy is structured to favor the rich.  Many want to eliminate power at corporations and big banks as well as tax breaks for businesses and the affluent.

The largest developed economies have seen a huge rise in inequality over the last two decades, as growth in national income has been diverted to the top income earners.  American workers generally have gone no place, whereas the super rich as a group increased their incomes five for one.  U.S. CEOs earn far higher pay compared with the rest of the world.  An American CEO’s paycheck is more than 400 times larger than the average worker.  We have a society in which money is increasingly concentrated in the hands of a few people, and that concentration of income and wealth threatens to make us a democracy in name only, as extreme concentration of income is incompatible with real democracy.

Contrast this with a developed market success story in Scandinavia.  Sweden has  been enjoying the lowest borrowing cost ever, as the country has cut debt and forced discipline on its banks two decades after resolving its last banking crisis.  Success has been in part due to its focus on income equality.  The Nordic country is among most heavily taxed, second as a percentage of GDP after Denmark.  Sweden will post a budget surplus this year and pays less than any other European Union country to borrow for ten years.  Sweden, Denmark, and Norway all have current account deficits signaling money flows.  While Scandinavian markets underperformed North American markets over the past six months, they were among the best performing European markets over the period.  Portfolio 21 is overweight Scandinavian stocks, which has boosted fund performance in past years.

While wealth is diverging in the U.S. and other western cultures, it is quickly converging when compared with the rest of the world.  The rest of the world has become more competitive as technological and scientific advancement is outpacing the West.  The transformation to a consumer society will likely enable the rest of the world to close the gap.  Low relative debt and past trade surpluses should help to finance the transformation.  At Portfolio 21 we have been actively seeking attractive investment opportunities in Asia, South America, South Africa, and elsewhere.  For example, Portfolio 21 has been active in Brazil over the past few years.  Brazil has a growing middle class, a healthy banking system, stable government, abundant natural resources, and globally focused corporations.  GDP growth is expected to average around 4% over the next several years.  Portfolio 21 performance was enhanced by fund holdings in Hong Kong, South Korea, and South Africa during the second half of 2011.

There is a dangerous environmental crisis looming that could dwarf the financial crisis of 2008.  The 1997 Kyoto Protocol stipulated that annual greenhouse gas emissions shrink to a level 5% below what the world emitted in 1990.  Instead, global emissions have risen nearly 50% over the past two decades.  The door is closing to a future in which temperature gains are constrained to two degrees Celsius since industrialization, a goal adopted by United Nations envoys at talks in Cancun, Mexico in 2010.  Last year at a conference in Durban, South Africa, governments agreed to adopt a legal agreement “as soon as possible” but no later than 2015 to curb greenhouse gas emissions.  The Durban climate change talks ended in what negotiators agreed to call a success.  Governments, including China and India, for the first time, said they would devise a new global system for curbing emissions of greenhouse gases and make it operational by 2020.  However, this pledge has uncertain legal force, the form of any new regime is unclear, and the meeting failed to set any new binding targets.  There is ample evidence that we need to cut our greenhouse gas emissions.  Although the best way to do that would be to either limit fossil fuel use or to enact a carbon tax, neither of those options is politically viable right now.

As if climate risk isn’t enough for the world to contend with, “peak everything” threatens to derail global economic growth.  Nature is finite but human desire is not.  The only market-based solution to peak anything is high prices.  Fossil fuels are becoming more scarce and expensive.  Peaking has already occurred in many of the major oilfields and countries.  Since 2005 world crude oil production has plateaued.  Other commodities are becoming scarcer on demand spikes from emerging economies.  As these developing economies continue to grow, demand for natural resources should continue to go higher.  Food prices are higher than the peak in 2008.  Agricultural production faces serious challenges as increasing urbanization, changing diets, and higher production costs make ensuring food supplies more difficult.  From coal to corn to iron ore, China has been impacting the price of almost all commodities.  There is not enough oil on the planet if China continues to grow as fast as they have been.  But even if China’s GDP continues to trend down, demand from the country’s billion-plus population is not going anywhere.

Portfolio 21 continues to regard ecological risk as the greatest threat to economic growth and corporate profits.  Furthermore, we believe traditional investment analysis underestimates the long-term opportunities and risks associated with ecological limits to economic growth, leading to persistently mispriced assets.  We believe that patient investors employing an ecological framework could achieve investment returns that exceed market averages.

Beyond markets, sectors, and currencies individual, stock performance had a noticeable impact on fund performance over the past year:

Google is a technology company best known for its internet search engine and also provides a variety of business software tools, such as word processor and spreadsheet services.  These businesses require significant computing power, which makes the energy consumption of Google’s large server farms a top concern for the company.  In an effort to manage its energy use and associated carbon emissions, Google became carbon neutral in 2007.  The company continues to look for and develop new ways to provide the company and the world at large with more renewable energy options.  The company’s stock had a great run over the second half of 2011, up over 20%, as its Android mobile phone platform continued to gain market share.

Baxter International, a maker of blood products and intravenous drugs, declined in the second half after a major health insurer indicated it planned to favor a rival’s treatment for immune system disorders.  Many analysts expect cuts to 2012 earnings guidance as a result.  We believe these concerns are well reflected in the current share price and the recent sell-off reflects near-term fears rather than concerns about the long-term prospects for the business.  Beyond 2012, we continue to believe Baxter will transition to a new product story with several important products in the company’s pipeline.  A combination of new products and emerging markets should drive Baxter to be one of the higher growth names in our coverage universe.  The company engages in a wide variety of environmental initiatives to reduce energy and materials use, reduce waste and pollution, and thereby hopefully save substantial amounts of money.  Baxter’s environmental financial statements have been an excellent case for the financial benefits generated by environmental projects.

Samsung is a South Korean manufacturer of a broad range of consumer and industrial electronic equipment and products.  Samsung’s products have a dominant market presence and its components have been increasingly finding their way into a wider array of electronics.  Samsung is the undisputed market leader in flash and DRAM and the company has gained significant traction in the lucrative and fast growing smart phone and tablet market segments.  Samsung has grown so quickly in the mobile phone market during the past year that its handset division has become its most profitable business.  Shares gained 25% on strong mobile handset momentum.  The company secured the top position in smartphones worldwide, ahead of Apple, and is likely to surpass Nokia to become the leader in overall global handsets.  Shares of Samsung have followed the company’s successes.  The stock gained more than 25% over the past six months.

Telefonica is a world leader in telecommunications, offering mobile and fixed-line telephone, broadband, and pay TV services in Europe and Latin America.  The company’s greatest environmental impact is associated with the electricity required to power its networks and base stations.  Telefonica is improving remote management of stations to reduce energy use and travel emissions.  The company is using renewable energy to power transmission units, radio links, and base stations.  Telefonica has also centralized the management of energy use and leadership on environmental issues by establishing a Climate Change Office.  The second half of 2011 continued a rough run for the company’s stock, which lost over 25%.  Widespread economic problems in its home country and increasing competition in emerging markets have undermined investor confidence.

Portfolio 21 invests in foreign securities, which are subject to the risks of currency fluctuations, political and economic instability and differences in accounting standards.  The Fund invests in smaller companies that involve additional risks such as limited liquidity and greater volatility.

The Fund’s environmental policy could cause it to make or avoid investments that could result in the portfolio underperforming similar funds that do not have an environmental policy.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.  Please see the following semi-annual report for the fund’s holdings as of December 31, 2011.

Current and future portfolio holdings are subject to risk.

The MSCI World Equity Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance.  The S&P 500 Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  You cannot invest directly in an index.

Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.  Must be preceded or accompanied by a current prospectus.  Please refer to the prospectus for important information about the Fund including investment objectives, risks, charges, and expenses.

The Fund is distributed by Quasar Distributors, LLC.

Portfolio 21

PORTFOLIO HOLDINGS BY COUNTRY at December 31, 2011 (unaudited)

	Portfolio Holdings	Percent of Net Assets

Austria	$1,742,991	0.5%
Belgium	3,222,662	0.8%
Brazil	8,723,950	2.3%
Canada	5,854,577	1.5%
Denmark	22,172,263	5.8%
France	18,924,354	5.0%
Germany	8,816,883	2.3%
Hong Kong	7,929,021	2.1%
Italy	2,083,946	0.6%
Japan	18,783,536	4.9%
Netherlands	2,933,000	0.8%
South Korea	7,443,329	2.0%
Singapore	4,375,386	1.1%
South Africa	1,458,483	0.4%
Spain	17,401,403	4.6%
Sweden	21,393,983	5.5%
Switzerland	26,624,162	7.0%
United Kingdom	16,777,628	4.4%
United States	182,673,189	48.0%
Other Assets in Excess
of Liabilities	1,233,562	0.4%
Total	$380,568,308	100.0%

EXPENSE EXAMPLE for the Six Months Ended December 31, 2011 (unaudited)

As a shareholder of Portfolio 21 (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory fees, distribution fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/11 –12/31/11).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee. You will be charged a redemption fee equal to 2% of the net amount of the redemption if you redeem your shares less than 60 calendar

Portfolio 21

EXPENSE EXAMPLE (unaudited), Continued

days after you purchase them. An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee.  Currently, Portfolio 21 Investments, the funds advisor, is paying the IRA annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting fees, custody fees and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Portfolio 21

EXPENSE EXAMPLE (unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	7/1/11	12/31/11	7/1/11 – 12/31/11*

Portfolio 21 – Retail Class Actual	$1,000	$ 881	$6.90
Hypothetical (5% annual
return before expenses)	$1,000	$1,018	$7.41

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	7/1/11	12/31/11	7/1/11 – 12/31/11*
Portfolio 21 - Institutional
Class Actual	$1,000	$883	$5.49
Hypothetical (5% annual
return before expenses)	$1,000	$1,019	$5.89

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.46% for Retail Class shares and 1.16% for Institutional Class shares  multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).

Portfolio 21

SCHEDULE OF INVESTMENTS at December 31, 2011 (unaudited)

Shares		Value

COMMON STOCKS: 92.0%

Automobiles & Components: 2.0%
45,000	Deere & Co.
	(United States)	$3,480,750
130,000	Johnson
	Controls, Inc.
	(United States)	4,063,800
		7,544,550
Banks: 1.9%
160,000	Bank of New
	York Mellon Corp.
	(United States)	3,185,600
450,000	New Resource Bank
	(United States) (a)	1,305,000
55,000	Royal Bank
	of Canada
	(Canada) (a)	2,806,282
		7,296,882
Capital Goods: 11.1%
150,000	ABB Ltd.
	(Switzerland)	2,817,940
100,000	Abengoa SA (Spain)	2,112,286
25,000	Acciona SA (Spain)	2,148,607
180,000	Ameresco, Inc.
	(United States) (a)	2,469,600
240,000	Atlas Copco AB -
	Class A (Sweden)	5,142,363
102,000	Eaton Corp.
	(United States)	4,440,060
1,700,000	Hyflux Ltd.
	(Singapore)	1,578,789
120,000	Kurita Water
	Industries Ltd.
	(Japan)	3,114,942
300,000	Mitsubishi Electric
	Corp. (Japan)	2,875,151
60,000	Schneider Electric
	SA (France)	3,136,874
34,000	Siemens AG -
	Registered Shares
	(Germany)	3,252,972
87,000	Skanska AB -
	Class B (Sweden)	1,435,918

213,300	SKF AB - Class B
	(Sweden)	4,496,466
80,000	Tennant Co.
	(United States)	3,109,600
		42,131,568
Commercial Services & Supplies: 1.4%
165,000	Waste
	Management, Inc.
	(United States)	5,397,150

Computers & Peripherals: 1.0%
9,000	Apple, Inc.
	(United States) (a)	3,645,000

Consumer Durables & Supplies: 3.6%
150,000	Electrolux AB -
	Class B (Sweden)	2,383,363
140,000	Koninklijke Philips
	Electronics NV -
	ADR (Netherlands)	2,933,000
58,000	Nike, Inc.
	(United States)	5,589,460
325,000	Sharp Corp. (Japan)	2,833,042
		13,738,865
Diversified Financial Services: 0.5%
17,000	Intercontinental-
	Exchange, Inc.
	(United States) (a)	2,049,350

Electronic Products: 0.7%
200,000	Corning, Inc.
	(United States)	2,596,000

Energy: 1.1%
1,000,000	Enel Green Power
	SpA (Italy)	2,083,946
160,000	Vestas Wind Systems
	A/S (Denmark) (a)	1,720,816
		3,804,762

The accompanying notes are an integral part of these financial statements.

Portfolio 21

SCHEDULE OF INVESTMENTS at December 31, 2011 (unaudited), Continued

Shares		Value

Food & Staples Retailing: 2.2%
600,000	Tesco PLC
	(United Kingdom)	$3,754,075
114,000	United Natural
	Foods, Inc.
	(United States) (a)	4,561,140
		8,315,215
Food, Beverage & Tobacco: 1.7%
200,000	Cosan Ltd. - Class A
	(Brazil)	2,192,000
65,000	Danone
	(United States)	4,078,900
		6,270,900
Health Care Equipment & Services: 3.1%
180,000	Baxter International,
	Inc. (United States)	8,906,400
300,000	Smith & Nephew
	PLC (United
	Kingdom)	2,911,440
		11,817,840
Hotels, Restaurants & Leisure: 0.6%
90,000	Accor SA (France)	2,268,129

Household & Personal Products: 0.5%
100,000	Natura Cosmeticos
	SA (Brazil)	1,943,975

Internet Software & Services: 1.0%
130,000	eBay, Inc.
	(United States) (a)	3,942,900

Life Sciences Tools & Services: 0.8%
80,000	Life
	Technologies Corp.
	(United States) (a)	3,112,800

Materials: 9.9%
22,293	Air Liquide (France)	2,752,680
125,000	Ecolab, Inc.
	(United States)	7,226,250
235,000	Novozymes A/S -
	Class B (Denmark)	7,239,877
70,000	Nucor Corp.
	(United States)	2,769,900
50,000	Praxair, Inc.
	(United States)	5,345,000
60,000	Schnitzer Steel
	Industries, Inc.
	(United States)	2,536,800
46,000	Sonoco Products Co.
	(United States)	1,516,160
342,000	Svenska Cellulosa
	AB - Class B
	(Sweden)	5,048,677
78,464	Umicore (Belgium)	3,222,663
		37,658,007
Personal Products: 1.0%
35,000	L’oreal (France)	3,645,233

Pharmaceuticals & Biotechnology: 12.5%
85,000	Johnson & Johnson
	(United States)	5,574,300
180,000	Novartis AG
	(Switzerland)	10,276,755
115,000	Novo-Nordisk A/S -
	Class B (Denmark)	13,211,570
80,000	Roche Holdings AG
	(Switzerland)	13,529,468
65,000	Waters Corp.
	(United States) (a)	4,813,250
		47,405,343

Real Estate: 2.4%
1,000,000	Capitaland Ltd.
	(Singapore)	1,701,848
634,729	Growthpoint
	Properties Ltd.
	(South Africa)	1,458,483
100,000	Potlatch Corp.
	(United States)	3,111,000
17,000	Unibail-Rodamco
	SA (France)	3,042,538
		9,313,869
Retailing: 1.8%
90,000	Hennes & Mauritz
	AB - Class B
	(Sweden)	2,887,196
275,000	Staples, Inc.
	(United States)	3,819,750
		6,706,946

The accompanying notes are an integral part of these financial statements.

Portfolio 21

SCHEDULE OF INVESTMENTS at December 31, 2011 (unaudited), Continued

Shares		Value

Road & Rail: 0.3%
803,000	SMRT Corporation
	Ltd. (Singapore)	$1,094,748

Semiconductors & Semiconductor
Equipment: 4.8%
275,000	Applied
	Materials, Inc.
	(United States)	2,945,250
90,000	Cree, Inc.
	(United States) (a)	1,983,600
160,000	Intel Corp.
	(United States)	3,880,000
8,092	Samsung
	Electronics Co. Ltd.
	(South Korea)	7,443,329
500,000	SolarWorld AG
	(Germany)	2,105,027
		18,357,206
Software & Services: 6.2%
115,000	Adobe Systems, Inc.
	(United States) (a)	3,251,050
111,000	Autodesk, Inc.
	(United States) (a)	3,366,630
26,500	Google, Inc.
	(United States) (a)	17,116,350
		23,734,030
Technology Hardware & Equipment: 6.2%
124,950	Canon, Inc. (Japan)	5,498,716
300,000	Cisco Systems, Inc.
	(United States)	5,424,000
46,000	International
	Business Machines
	Corp. (United States)	8,458,480
55,000	Itron, Inc.
	(United States) (a)	1,967,350
65,000	NetApp, Inc.
	(United States) (a)	2,357,550
		23,706,096
Telecommunication Services: 4.3%
550,000	China Mobile Ltd.
	(Hong Kong)	5,343,573
500,000	Telefonica SA
	(Spain)	8,614,060
80,000	Vodafone Group
	PLC - ADR
	(United Kingdom)	2,242,400
		16,200,033
Transportation: 3.8%
45,000	Canadian Pacific
	Railway Ltd.
	(Canada)	3,048,295
70,000	East Japan Railway
	Co. (Japan)	4,461,684
50,000	Expeditors
	International of
	Washington, Inc.
	(United States)	2,048,000
30,000	FedEx Corp.
	(United States)	2,505,300
800,000	MTR Corp.
	(Hong Kong)	2,585,447
		14,648,726
Utilities: 5.7%
19,500	Companhia de
	Saneamento
	Basico do Estado
	de Sao Paulo - ADR
	(Brazil)	1,085,175
211,927	Iberdrola SA (Spain)	1,323,785
400,000	National Grid PLC
	(United Kingdom)	3,866,285
170,000	Ormat
	Technologies, Inc.
	(United States)	3,065,100
140,000	Portland General
	Electric Co.
	(United States)	3,540,600
75,000	Red Electrica
	Corporacion SA
	(Spain)	3,202,666
200,000	Scottish & Southern
	Energy PLC
	(United Kingdom)	4,003,429
65,000	Verbund AG
	(Austria)	1,742,991
		21,830,031
TOTAL COMMON STOCKS
(Cost $308,106,962)		350,176,154

The accompanying notes are an integral part of these financial statements.

Portfolio 21

SCHEDULE OF INVESTMENTS at December 31, 2011 (unaudited), Continued

Shares		Value

PREFERRED STOCKS: 1.8%

Banks: 0.9%
210,000	Banco Bradesco
	SA (Brazil)	$3,502,800

Household & Personal Products: 0.9%
60,000	Henkel KGaA
	(Germany)	3,458,883

TOTAL PREFERRED STOCKS
(Cost $5,846,334)		6,961,683

SHORT-TERM INVESTMENTS: 5.8%

Money Market Funds: 5.8%
17,962,665	Fidelity Money
	Market Portfolio -
	Select Class,
	0.143% ^	17,962,665
4,234,244	Invesco Liquid
	Assets Portfolio -
	Institutional Class,
	0.159% ^	4,234,244

TOTAL SHORT-TERM INVESTMENTS
(Cost $22,196,909)		22,196,909

TOTAL INVESTMENTS IN SECURITIES: 99.6%
(Cost $336,150,205)		379,334,746
Other Assets in Excess
of Liabilities: 0.4%		1,233,562
TOTAL NET ASSETS: 100%		$380,568,308

(a)	Non-income producing security.
ADR American Depository Receipt
^	7-day yield as of December 31, 2011.

Percent
of Total
Country	Net Assets
Austria	0.5%
Belgium	0.8%
Brazil	2.3%
Canada	1.5%
Denmark	5.8%
France	5.0%
Germany	2.3%
Hong Kong	2.1%
Italy	0.6%
Japan	4.9%
Netherlands	0.8%
South Korea	2.0%
Singapore	1.1%
South Africa	0.4%
Spain	4.6%
Sweden	5.5%
Switzerland	7.0%
United Kingdom	4.4%
United States	48.0%
Other Assets in Excess
of Liabilities	0.4%
100.0%

The accompanying notes are an integral part of these financial statements.

Portfolio 21

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2011 (unaudited)

ASSETS
Investments in securities, at value (Cost $336,150,205) (Note 2)	$379,334,746
Cash	55
Receivables:
Dividends and interest	900,780
Fund shares sold	1,354,292
Prepaid expenses	29,613
Total assets	381,619,486

LIABILITIES
Payables:
Fund shares redeemed	451,078
Investment advisory fees	303,800
Administration fees	44,561
Custody fees	21,083
Fund accounting fees	28,593
Distribution fees	144,581
Transfer agent fees	52,231
Chief Compliance Officer fees	2,081
Other accrued expenses	3,170
Total liabilities	1,051,178
NET ASSETS	$380,568,308

COMPONENTS OF NET ASSETS
Paid-in capital	$369,446,848
Accumulated net investment loss	(601,652)
Accumulated net realized loss on investments and
foreign currency transactions	(31,473,265)
Net unrealized appreciation on investments	43,184,541
Net unrealized appreciation on foreign currency and
translation of other assets and liabilities in foreign currency	11,836
Net assets	$380,568,308

Retail Class:
Net Assets	$230,123,583
Shares issued and outstanding
(unlimited number of shares authorized without par value)	7,820,044
Net asset value, offering price, and redemption price per share	$29.43
Institutional Class:
Net Assets	$150,444,725
Shares issued and outstanding
(unlimited number of shares authorized without par value)	5,126,708
Net asset value, offering price, and redemption price per share	$29.35

The accompanying notes are an integral part of these financial statements.

Portfolio 21

STATEMENT OF OPERATIONS For the six months ended December 31, 2011 (unaudited)

INVESTMENT INCOME
Dividends (net of foreign withholding tax of $299,355)	$3,178,609
Interest	13,973
Total investment income	3,192,582

EXPENSES (Note 3)
Investment advisory fees	1,861,758
Distribution fees - Retail Class	296,268
Administration fees	160,442
Transfer agent fees	104,692
Fund accounting fees	72,822
Custody fees	64,479
Registration fees	18,660
Reports to shareholders	15,735
Miscellaneous expenses	12,167
Audit fees	11,622
Chief Compliance Officer fees	6,247
Trustee fees	4,466
Legal fees	3,164
Insurance expense	1,185
Total expenses	2,633,707
Net investment income	558,875

REALIZED AND UNREALIZED LOSS ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss on investments and
foreign currency transactions	(8,977,912)
Change in net unrealized depreciation on
investments and foreign currency	(43,680,146)
Change in net unrealized depreciation of translation
of other assets and liabilities in foreign currency	(40,849)
Net realized and unrealized loss on
investments and foreign currency transactions	(52,698,907)
Net decrease in net assets
resulting from operations	$(52,140,032)

The accompanying notes are an integral part of these financial statements.

Portfolio 21

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	December 31,	Year Ended
	2011	June 30,
	(unaudited)	2011
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$558,875	$3,137,612
Net realized loss on investments and
foreign currency transactions	(8,977,912)	(2,167,717)
Change in net unrealized
appreciation (depreciation) on
investments and foreign currency	(43,680,146)	83,409,917
Change in net unrealized appreciation
(depreciation) of translation of other
assets and liabilities in foreign currency	(40,849)	58,303
Net increase (decrease) in net assets
resulting from operations	(52,140,032)	84,438,115

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Retail Class	(1,866,734)	(1,177,822)
Institutional Class	(1,670,940)	(1,237,204)
Total distributions to shareholders	(3,537,674)	(2,415,026)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived
from net change in outstanding
shares - Retail Class (a) (b)	849,678	20,462,063
Net increase (decrease) in net assets
derived from net change in outstanding
shares - Institutional Class (c) (d)	(4,032,054)	27,647,051
Total increase (decrease) in net assets
from capital share transactions	(3,182,376)	48,109,114
Total increase (decrease) in net assets	(58,860,082)	130,132,203

NET ASSETS
Beginning of period/year	439,428,390	309,296,187
End of period/year	$380,568,308	$439,428,390
Accumulated net investment income (loss)	$(539,295)	$2,377,147

The accompanying notes are an integral part of these financial statements.

Portfolio 21

STATEMENT OF CHANGES IN NET ASSETS, Continued

(a)	Summary of capital share transactions for Retail Class shares is as follows:

	Six Months Ended
	December 31, 2011		Year Ended
	(unaudited)		June 30, 2011
	Shares	Value	Shares	Value
Shares sold	916,646	$27,743,765	1,847,094	$59,115,177
Shares issued in reinvestment
of distributions	59,973	1,704,453	34,408	1,104,163
Shares redeemed (b)	(958,776)	(28,598,540)	(1,244,215)	(39,757,277)
Net increase	17,843	$849,678	637,287	$20,462,063

(b)	Net of redemption fees of $19,822 and $7,800, respectively.

(c)	Summary of capital share transactions for Institutional Class shares is as follows:

	Six Months Ended
	December 31, 2011		Year Ended
	(unaudited)		June 30, 2011
	Shares	Value	Shares	Value
Shares sold	511,423	$15,098,559	1,730,995	$54,790,167
Shares issued in reinvestment
of distributions	46,774	1,325,571	30,961	991,067
Shares redeemed (d)	(685,101)	(20,456,184)	(875,926)	(28,134,183)
Net increase (decrease)	(126,904)	$(4,032,054)	886,030	$27,647,051

(d)	Net of redemption fees of $0 and $1,935, respectively.

The accompanying notes are an integral part of these financial statements.

Portfolio 21

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period/year

Retail Class

	Six Months
	Ended
	December 31,
	2011		Year Ended June 30,
	(Unaudited)		2011	2010	2009	2008	2007
Net asset value,
beginning of period/year	$33.67		$26.83	$24.71	$32.56	$36.54	$29.05

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.31		0.20	0.14	0.18	0.34	0.32
Net realized and unrealized
gain (loss) on investments	(4.31)		6.80	2.14	(7.64)	(3.98)	7.79
Total from investment
operations	(4.00)		7.00	2.28	(7.46)	(3.64)	8.11

LESS DISTRIBUTIONS:
From net investment income	(0.24)		(0.16)	(0.16)	(0.37)	(0.23)	(0.32)
From net realized gain	—		—	—	(0.02)	(0.11)	(0.30)
Total distributions	(0.24)		(0.16)	(0.16)	(0.39)	(0.34)	(0.62)
Paid-in capital from
redemption fees (Note 2)	0.00	*	0.00 *	0.00 *	0.00 *	0.00 *	0.00 *
Net asset value,
end of period/year	$29.43		$33.67	$26.83	$24.71	$32.56	$36.54
Total return	(11.86	)%^	26.12%	9.19%	(22.78)%	(10.09)%	28.18%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
period/year (millions)	$230.1		$262.7	$192.2	$155.8	$176.9	$172.2

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived/recouped
and expenses absorbed	1.46	%+	1.45%	1.48%	1.51%	1.49%	1.57%
After fees waived/recouped
and expenses absorbed	1.46	%+	1.46%	1.50%	1.50%	1.50%	1.50%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived/recouped
and expenses absorbed	0.16	%+	0.67%	0.57%	0.86%	1.13%	0.99%
After fees waived/recouped
and expenses absorbed	0.16	%+	0.66%	0.55%	0.87%	1.12%	1.06%
Portfolio turnover rate	12	%^	8%	10%	13%	4%	0%

*	Less than $0.01 per share.
+	Annualized.
^	Not annualized.

The accompanying notes are an integral part of these financial statements.

Portfolio 21

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

Institutional Class

	Six Months
	Ended						Period
	December 31,						Ended
	2011		Year Ended June 30,				June 30,
	(Unaudited)		2011	2010	2009	2008	2007*
Net asset value,
beginning of period/year	$33.64		$26.80	$24.67	$32.59	$36.57	$34.44

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.42		0.30	0.23	0.38	0.42	0.16
Net realized and unrealized
gain (loss) on investments	(4.38)		6.79	2.13	(7.78)	(3.96)	1.97
Total from investment
operations	(3.96)		7.09	2.36	(7.40)	(3.54)	2.13

LESS DISTRIBUTIONS:
From net investment income	(0.33)		(0.25)	(0.23)	(0.50)	(0.33)	—
From net realized gain	—		—	—	(0.02)	(0.11)	—
Total distributions	(0.33)		(0.25)	(0.23)	(0.52)	(0.44)	—
Paid-in capital from
redemption fees (Note 2)	—		0.00 **	0.00 **	0.00 **	—	—
Net asset value,
end of period/year	$29.35		$33.64	$26.80	$24.67	$32.59	$36.57
Total return	(11.73	)%^	26.49%	9.51%	(22.57)%	(9.82)%	6.18	%^

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
period/year (millions)	$150.4		$176.7	$117.1	$96.5	$96.5	$67.7

RATIOS OF EXPENSES TO AVERAGE NET ASSETS
Before fees waived
and expenses absorbed	1.16	%+	1.15%	1.18%	1.21%	1.19%	1.23	%+
After fees waived
and expenses absorbed	1.16	%+	1.16%	1.20%	1.20%	1.20%	1.20	%+

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived
and expenses absorbed	0.48	%+	1.00%	0.87%	1.21%	1.42%	2.28	%+
After fees waived
and expenses absorbed	0.48	%+	0.99%	0.85%	1.22%	1.41%	2.31	%+
Portfolio turnover rate	12	%^	8%	10%	13%	4%	0	%^

*	Institutional shares have been offered since March 30, 2007.
**	Less than $0.01 per share.
+	Annualized.
^	Not annualized.

The accompanying notes are an integral part of these financial statements.

Portfolio 21

NOTES TO FINANCIAL STATEMENTS December 31, 2011 (unaudited)

NOTE 1 – ORGANIZATION

Portfolio 21 (the “Fund”) is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company.  The Fund commenced operations on September 30, 1999.

The Fund offers Retail and Institutional shares.  Institutional shares are offered primarily for direct investment by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations.  Each class of shares has equal rights as to earnings and assets except that each class bears different distribution expenses.  Each class of shares has exclusive voting rights with respect to matters that affect just that class.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets

The investment objective of the Fund is to seek long-term growth of capital.  The Fund seeks to achieve its objective by investing primarily in common stocks of domestic and foreign companies of  any size market capitalization that satisfy certain environmental responsibility criteria.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

For foreign securities traded on foreign exchanges the Trust has selected FT Interactive Data (“FTID”) to provide pricing data with respect to foreign security holdings held by the Fund. The use of this third-party

Portfolio 21

NOTES TO FINANCIAL STATEMENTS December 31, 2011 (unaudited), Continued

pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Fund’s securities traded on those foreign exchanges. The Fund utilizes a confidence interval when determining the use of the FTID provided prices. The confidence interval is a measure of the historical relationship that each foreign exchange traded security has to movements in various indices and the price of the security’s corresponding American Depository Receipt, if one exists. FTID provides the confidence interval for each security for which it provides a price. If the FTID provided price falls within the confidence interval the Fund will value the particular security at that price. If the FTID provided price does not fall within the confidence interval the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices.

Short-term securities that have maturities of less than 60 days, at the time of purchase, are valued at cost, which when combined with accrued interest, approximates market value.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. The FTID valued foreign securities as discussed in the paragraph above are considered fair valued securities by the Fund.  As of December 31, 2011, the Fund did not hold fair valued securities other than securities fair valued by FTID.

As described above, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Portfolio 21

NOTES TO FINANCIAL STATEMENTS December 31, 2011 (unaudited), Continued

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security whether the security is new and not yetestablished in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Portfolio 21

NOTES TO FINANCIAL STATEMENTS December 31, 2011 (unaudited), Continued

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2011:

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$13,473,010	$10,371,730	$—	$23,844,740
Consumer Staples	4,561,140	15,614,183	—	20,175,323
Financials	9,650,950	9,009,151	—	18,660,101
Health Care	22,406,750	39,929,233	—	62,335,983
Industrials	23,450,460	44,228,902	—	67,679,362
Information Technology	60,934,160	15,047,072	—	75,981,232
Materials	19,394,110	18,263,897	—	37,658,007
Telecommunication Services	—	16,200,033	—	16,200,033
Utilities	6,605,700	21,035,673	—	27,641,373
Total Common Stocks	160,476,280	189,699,874	—	350,176,154
Preferred Stocks^	—	6,961,683	—	6,961,683
Short-Term Investments^	22,196,909	—	—	22,196,909
Total Investments
in Securities	$182,673,189	$196,661,557	$—	$379,334,746

^	See Schedule of Investments for industry breakout.

B.
Foreign Currency.  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Portfolio 21

NOTES TO FINANCIAL STATEMENTS December 31, 2011 (unaudited), Continued

C.
Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Under current tax laws, losses after October 31 may be deferred and treated as occurring on the first business day of the following fiscal year.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2008-2010), or expected to be taken in the Fund’s 2011 tax returns.  The Fund identifies the major tax jurisdictions as U.S. Federal and Massachusetts State; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a specific identification basis.  Discounts/premiums on debt securities purchased are accreted/ amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

E.	Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally, which are determined in accordance with income tax

Portfolio 21

NOTES TO FINANCIAL STATEMENTS December 31, 2011 (unaudited), Continued

regulations, are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

G.
Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.  The Fund charges a 2.00% redemption fee on shares held less than 60 days.  This fee is deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund retains the fee charged as paid-in-capital and such fees become part of the Fund’s daily NAV calculation.

H.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

I.
Subsequent Events. In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.  The Fund has determined that there are no subsequent events that would need to be disclosed in the Fund’s Financial Statements.

J.
New Accounting Pronouncement.  In May 2011, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and  IFRS. ASU 2011-04 will require reporting entities to

Portfolio 21

NOTES TO FINANCIAL STATEMENTS December 31, 2011 (unaudited), Continued

disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs.  In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.  The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011.  At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Portfolio 21 Investments, (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.95% based upon the average daily net assets of the Funds.  As compensation for its services, for the six months ended December 31, 2011, the Fund incurred $1,861,758 in advisory fees.

The Advisor has contractually agreed to limit the Fund’s annual ratio of expenses to 1.50% for the Retail Class and 1.20% for the Institutional Class of the Fund’s average daily net assets.  The contract’s term is indefinite and may be terminated only by the Board of Trustees.

The Advisor is permitted to seek reimbursement from the Fund, subject to limitations for fees waived and/or Fund expenses it pays over the following three years after payment. As of December 31, 2011, the Fund has recouped all available fees waived.

The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

U.S. Bancorp Fund Services, LLC (the “USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative and

Portfolio 21

NOTES TO FINANCIAL STATEMENTS December 31, 2011 (unaudited), Continued

accounting services for the Fund.  USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund. The administrator also prepares reports and materials to be supplied to the trustees, monitors the activities of the Fund’s custodian, transfer agent and accountants, coordinates the preparation and payment of the Fund’s expenses, and reviews the Fund’s expense accruals.  For the six months ended December 31, 2011, the Fund incurred $160,442 in administration fees. The officers of the Trust are employees of the Administrator. The Chief Compliance Officer is also an employee of the Administrator. For the six months ended December 31, 2011, the Fund was allocated $6,247 of the Trust’s Chief Compliance Officer fee.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank, N.A. (the “Custodian”) serves as custodian to the Fund. Both the Distributor and Custodian are affiliates of the Administrator.

The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act with respect to Retail shares.  The Plan provides that the Fund may pay a fee to the Advisor, as Distribution Coordinator, at an annual rate of up to 0.25% of the average daily net assets of Retail shares.  No distribution fees are paid by Institutional shares.  The fee is paid to the Distribution Coordinator as compensation for distribution-related activities, not reimbursement for specific expenses incurred.  For the six months ended December 31, 2011, the Fund incurred $296,268 in distribution fees.

The Fund has entered into Sub-Transfer Agent Arrangements (the “Arrangements”) with respect to Retail Class shares.  Under the Arrangements, the Fund will pay Sub-Transfer Agents, at an annual rate of up to 0.05% of the average daily net assets of Retail shares.  All Arrangements must be approved by the Board of Trustees.  For the six months ended December 31, 2011, the Fund incurred $59,254 in Sub-Transfer Agent fees.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the six months ended December 31, 2011, the cost of purchases and the proceeds from the sale of securities, excluding short-term investments, were $50,519,755 and $44,805,065, respectively.

There were no purchases or sales of long-term U.S. Government securities for the six months ended December 31, 2011.

Portfolio 21

NOTES TO FINANCIAL STATEMENTS December 31, 2011 (unaudited), Continued

The cost basis of investments for federal income tax purposes at December 31, 2011 was as follows:

Cost of investments	$336,150,205
Gross tax unrealized appreciation	78,505,470
Gross tax unrealized depreciation	(35,320,929)
Net tax unrealized appreciation	$43,184,541

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six months ended December 31, 2011 and the year ended June 30, 2011 was as follows:

	December 31, 2011	June 30,2011
Distributions paid from:
Ordinary income	$3,537,674	$2,415,026
Long-term capital gain	—	—
	$3,537,674	$2,415,026

As of June 30, 2011, the components of accumulated earnings/(losses) on a tax basis were as follows:

Net unrealized appreciation	$86,864,687
Unrealized appreciation on foreign currency	52,685
Undistributed ordinary income	—
Undistributed long-term capital gain	2,377,147
Total distributable earnings	2,377,147
Other accumulated gain/(loss)	(22,495,353)
Total accumulated gain/(loss)	$66,799,166

Under tax law, certain capital and foreign currency losses realized after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.  At June 30, 2011, the Fund had capital loss carryforwards available for federal income tax purposes of $7,767,442 which expire in 2017, $9,433,697 which expire in 2018 and $5,294,214 which expire in 2019 to offset future gains.

Portfolio 21

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (unaudited)

At a meeting held on August 8 and 9, 2011, the Board (which was comprised entirely of persons who are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Advisory Agreement for the Portfolio 21 (the “Fund”), a series of Professionally Managed Portfolios (the “Trust”) with Portfolio 21 Investments (the “Advisor”), for another annual term.  At this meeting and at a prior meeting held on May 18 and 19, 2011, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  In addition, the Board engaged an independent third party consulting firm to review the appropriateness of the peer group categories selected for comparison purposes.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement.  The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  In this regard, the Board considered the Advisor’s experience and expertise investing in companies with a commitment to environmental sustainability.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics, including the Advisor’s diligence in risk oversight.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

Portfolio 21

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (unaudited), Continued

2.
The Fund’s historical year-to-date performance and the overall performance of the Advisor.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund on both an absolute basis, and in comparison to its peer funds utilizing Morningstar classifications.

The Board noted that the Fund’s performance was in-line with its peer group median for the year-to-date, one-year and three-year periods and above its peer group median for the five-year and ten-year periods.  The Board also noted that the Fund was subject to social investment criteria, which may limit its investment opportunities relative to its peer group.

The Board also considered any differences of performance between similarly managed accounts and the performance of the Fund and found the differences to be reasonable.

3.
The costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to its peer funds and separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.

The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.50% for the Fund’s Class R shares and 1.20% for its Class I shares.  The Board noted that the Fund’s advisory fee was above its peer group median, while the net expense ratio was in line with its peer group median.  The Board noted that the Advisor had recouped some of the expenses it had previously paid on behalf of the Fund.

The Board took into consideration the services the Advisor provided to its sub-advised and separately managed account clients comparing the fees charged for those management services to the fees charged to the Fund.  The Board found that the fees charged to the Fund were in line with the fees charged by the Advisor to its other investment management clients.

4.
Economies of Scale.  The Board also considered that economies of scale would be expected to be realized by the Advisor as the assets of the Fund grow.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse expenses so that the Fund does not exceed its specified expense limitations.  The Board concluded that there were no effective economies of scale to be shared with the Fund at

Portfolio 21

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (unaudited), Continued

current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Fund.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits derived by the Advisor from its relationship with the Fund, particularly benefits received in the form of 12b-1 fees paid to the Advisor.  The Board noted that the Fund does not currently have any “soft dollar” arrangements.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fee, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

Portfolio 21

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request without charge by calling (866) 209-1962. Furthermore, you can obtain the description on the SEC’s web site at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request without charge by calling (866) 209-1962.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s web site at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q.  The Fund’s Form N-Q is available upon request without charge by calling (866) 209-1962.  Furthermore, you can obtain the Form N-Q on the SEC’s web site at www.sec.gov.  In addition, Portfolio 21 also discloses its complete holdings and certain other portfolio characteristics on Portfolio 21’s web site at www.Portfolio21.com generally on the first business day after each month-end.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (866) 209-1962 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

INFORMATION ABOUT ELECTRONIC DELIVERY OF DOCUMENTS (Unaudited)

Portfolio 21 is pleased to offer the convenience of viewing shareholder communications, including the Fund prospectuses, annual and semi-annual reports, and proxy statements online.  Please go to www.Portfolio21.com for more information or to sign up for this service.

Portfolio 21

PRIVACY NOTICE

Portfolio 21 collects non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing Portfolio 21.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of Portfolio 21 through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Advisor
PORTFOLIO 21 INVESTMENTS
721 NW 9th Avenue
Portland, Oregon  97209
(877) 351-4115

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Legal Counsel
PAUL HASTINGS LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, New York  10022

Portfolio 21 – Retail Class
Symbol – PORTX
CUSIP – 742935588

Portfolio 21 – Institutional Class
Symbol – PORIX
CUSIP – 742935356

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporate by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)                      /s/Eric W. Falkeis
Eric W. Falkeis, President

Date     March 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)                      /s/Eric W. Falkeis
Eric W. Falkeis, President

Date     March 7, 2012

By (Signature and Title)                      /s/Patrick J. Rudnick
Patrick J. Rudnick, Treasurer

Date     March 7, 2012

* Print the name and title of each signing officer under his or her signature.